SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of Earliest Event Reported 3/21/01) March 26, 2001


                     E. I. du Pont de Nemours and Company
            (Exact Name of Registrant as Specified in Its Charter)


            Delaware                   1-815              51-0014090
    (State or Other Jurisdiction     (Commission       (I.R.S Employer
         of Incorporation)           File Number)     Identification No.)


                              1007 Market Street
                          Wilmington, Delaware  19898
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (302) 774-1000















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Item 5.  Other Events
         ------------
        The Registrant files, pursuant to Regulation FD, its news release dated March 21, 2001, entitled "DuPont Reaffirms Pioneer Hi-Bred Ability to Market 'Roundup Ready' Soybeans and 'Roundup Ready' Canola," a copy of which is below. This news release is also filed in connection with Debt and/or Equity Securities that may be offered on a delayed or continuous basis under Registration Statements on Form S-3 (No. 33-53327, No. 33-61339, No. 33-60069 and No. 333-86363).


                                      Contact:  Jerry Harrington
                                                515-334-6908
                                                harringtonje@phibred.com


             DuPont Reaffirms Pioneer Hi-Bred Ability to Market
             "Roundup Ready" Soybeans and "Roundup Ready" Canola


        WILMINGTON, Del., March 21, 2001 -- DuPont today confirmed that nothing from yesterday's ruling by the Federal District Court in St. Louis precludes its subsidiary, Pioneer Hi-Bred International, from continuing to market "Roundup Ready" soybeans and "Roundup Ready" canola. Pioneer will immediately appeal the ruling and plans to continue marketing the products during the appeal process.

        A federal judge in St. Louis ruled that certain license agreements between Monsanto and Pioneer relating to "Roundup Ready" soybeans and "Roundup Ready" canola did not survive Pioneer's merger with DuPont on October 1, 1999. The decision came in response to a motion for summary judgment filed by Monsanto. The court also granted Pioneer's motion for summary judgment, ruling that Monsanto was not entitled to any damages for alleged breach of these license agreements.

        The court's decision stated "there is substantial ground for difference of opinion and that an immediate appeal of these determinations may materially advance the ultimate termination of the litigation."

        The question before the court is whether federal common law or state merger law should apply to patent license agreements in merger situations. DuPont and Pioneer believe that state merger law controls and that the court of appeals will agree and reinstate the license agreements.

        DuPont is a science company, delivering science-based solutions that make a difference in people's lives in food and nutrition; health care; apparel; home and construction; electronics; and transportation. Founded in 1802, the company operates in 70 countries and has 94,000 employees.

                                    # # #

3/21/01



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                                  SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 E. I. DU PONT DE NEMOURS AND COMPANY
                                             (Registrant)




                                           /s/ D. B. Smith
                                 ------------------------------------
                                             D. B. Smith
                                         Assistant Controller




March 26, 2001

























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